                                                                    EXHIBIT 99.6

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:  M4 ENVIRONMENTAL, LP                             CASE NO.: 97-21389-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                             1/31/98
                                                                       -------

COMES NOW, M4 ENVIRONMENTAL, LP, Debtor in Possession, and hereby its Monthly Operating Report for the period commencing ####### and ending ####### as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

               X   Monthly Reporting Questionnaire (Attachment 1)
            -------

               X   Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            -------

               X   Summary of Accounts Receivable (Form OPR-3)
            -------

               X   Schedule of Post-Petition Liabilities (Form OPR-4)
            -------

               X   Income Statement (Form OPR-5)
            -------

               X   Statement of Sources and Uses of Cash (Form OPR-6)
            -------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  2/25/98                    DEBTOR-IN-POSSESSION
       ------
                                 By:
                                               /s/ F. Gordon Bitter
                                               --------------------------------
                                 Name & Title: F. Gordon Bitter, Vice President
                                               M4 Environmental Management, Inc.
                                               400-2 Totten Pond Road
                                               Waltham, MA 02109
                                               Telephone: 781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS

IN RE:  M4 ENVIRONMENTAL, LP                              CASE NO.: 97-21389-CJK
         DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11


                      NOTE TO THE MONTHLY OPERATING REPORT:


     Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

Case Name:   M4 ENVIRONMENTAL, LP
Case Number: 97-21389-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                   FILING         MONTH         MONTH      MONTH   MONTH    MONTH    MONTH    MONTH
                                                    DATE          ENDED         ENDED      ENDED   ENDED    ENDED    ENDED    ENDED
                                                 12/03/1997    12/31/1997    01/31/1998
                                                 -----------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                 53,265
Other negotiable instruments (i.e. CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less:   allowance for doubtful accounts
Accounts Receivable-Other                         2,294,613     2,294,613     2,294,613
Inventory, at cost
Prepaid expenses
Deposits
Other:
            Investment in CW LLC                  1,497,718     1,497,718     1,497,718
            Long Term Notes Receivable from
                 Lockheed Martin                 19,000,000    19,000,000    19,000,000



                                                 -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                             22,845,596    22,792,331    22,792,331        0       0        0        0       0
                                                 -----------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST           10,653,977    10,653,977    10,653,977
Less:  Accumulated Depreciation                    (580,281)     (710,532)     (828,954)

                                                 -----------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                10,073,696     9,943,445     9,825,023        0       0        0        0       0
                                                 -----------------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
            10% of "Total Assets")
            Intangible Assets                     2,414,005     2,414,005     2,414,005                         0
            Less:  Accumulated Amortization        (102,512)     (120,443)     (138,373)

                                                 -----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                2,311,493     2,293,562     2,275,632        0       0        0        0       0
                                                 -----------------------------------------------------------------------------------

TOTAL ASSETS                                     35,230,785    35,029,338    34,892,986        0       0        0        0       0
                                                 ===================================================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

Case Name:   M4 ENVIRONMENTAL, LP
Case Number: 97-21389-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                   FILING         MONTH         MONTH       MONTH   MONTH    MONTH    MONTH    MONTH
                                                    DATE          ENDED         ENDED       ENDED   ENDED    ENDED    ENDED    ENDED
                                                 12/03/1997    12/31/1997    01/31/1998
                                                 -----------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations
    due to cash transfers in Post
    Petition Operations                                            (25,762)       63,760
Unsecured Debt-Obligations incurred in
    Post Petition Operations (See Form OPR-4)                       34,057         8,294

                                                 -----------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                            0         8,295        72,054     0         0        0        0       0

PRE PETITION INTERCOMPANY LIABILITIES             35,906,310    35,906,310    35,906,310
DEFERRED REVENUE/DEFERRED INCOME
TOTAL OTHER PRE PETITION LIABILITIES              40,969,552    40,907,477    40,843,718
                                                 -----------------------------------------------------------------------------------

TOTAL LIABILITIES                                 76,875,862    76,822,082    76,822,082     0         0        0        0       0

PARTNERSHIP EQUITY (DEFICIT)

Retained Earnings
            Through Filing Date                  (41,645,077)  (41,645,077)  (41,645,077)
            Post Filing Date                                      (147,667)     (284,019)

                                                 -----------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)             (41,645,077)  (41,792,744)  (41,929,096)    0         0        0        0       0
                                                 -----------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        35,230,785    35,029,338    34,892,986     0         0        0        0       0
                                                 ===================================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3

Case Name:   M4 ENVIRONMENTAL, LP
Case Number: 97-21389-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                           0-30          31-60        61-90          OVER
                                                             TOTAL         DAYS          DAYS          DAYS        90 DAYS
                                                 ----------------------------------------------------------------------------
DATE OF FILING: 12/03/1997                                      0
                Allowance for doubtful accounts                 0
                                                           -----------------------------------------------------------------
                                                                0           0              0             0              0
                                                           =================================================================

MONTH:          12/31/1997                                      0
                Allowance for doubtful accounts                 0
                                                           -----------------------------------------------------------------
                                                                0           0              0             0              0
                                                           =================================================================

MONTH:          01/31/1998                                      0
                Allowance for doubtful accounts                 0
                                                           -----------------------------------------------------------------
                                                                0           0              0             0              0
                                                           =================================================================

MONTH:                                                          0
                Allowance for doubtful accounts                 0
                                                           -----------------------------------------------------------------
                                                                0           0              0             0              0
                                                           =================================================================

MONTH:                                                          0
                Allowance for doubtful accounts                 0
                                                           -----------------------------------------------------------------
                                                                0           0              0             0              0
                                                           =================================================================

MONTH:                                                          0
                Allowance for doubtful accounts                 0
                                                           -----------------------------------------------------------------
                                                                0           0              0             0              0
                                                           =================================================================

MONTH:
                Allowance for doubtful accounts
                                                           ------------------------------------------------------------------
                                                                0           0              0             0              0
                                                           ==================================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4

Case Name:   M4 ENVIRONMENTAL, LP
Case Number: 97-21389-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                            DATE         DATE         TOTAL         0-30          31-60        61-90          OVER
                                          INCURRED       DUE           DUE          DAYS          DAYS          DAYS        90 DAYS
                                         -------------------------------------------------------------------------------------------
TAXES PAYABLE

    Federal Income Taxes                                              NONE
    FICA-Employer's Share                                             NONE
    FICA-Employee's Share                                             NONE
    Unemployment Tax                                                  NONE
    State Sales & Use Tax                                             NONE
    State __________ Tax                                              NONE
    Personal Property Tax                                             NONE

                                                                   -----------------------------------------------------------------
TOTAL TAXES PAYABLE                                                      0             0             0            0              0
                                                                   -----------------------------------------------------------------

POST PETITION SECURED DEBT


ACCRUED INTEREST PAYABLE


                                                                   -----------------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                         0             0             0            0              0
                                                                   -----------------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
    Trade Accounts Payable
      (see attached schedules)
Unsecured debt-Bank processed automatic
    funds transfer debit to pay bond
    interest on December 1 against
     insufficient funds balance.
     This created an overdraft of $8,294
     and an unsecured debt obligation
     to the bank.                                                    8,294
Accrued expenses-Deferred Decontamination
     & Decommissioning Expenses                                          0
                                                                   -----------------------------------------------------------------

TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                 8,294             0             0            0              0
                                                                   -----------------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                  8,294             0             0            0              0
                                                                   =================================================================

                                INCOME STATEMENT                      FORM OPR-5

Case Name:   M4 ENVIRONMENTAL, LP
Case Number: 97-21389-CJK

                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                               PRE         POST          MONTH      MONTH    MONTH   MONTH   MONTH    MONTH   MONTH
                                            PETITION     PETITION        ENDED      ENDED    ENDED   ENDED   ENDED    ENDED   ENDED
                                           12/03/1997   12/31/1997    01/31/1998
                                           -----------------------------------------------------------------------------------------
NET REVENUE (INCOME)
                                           -----------------------------------------------------------------------------------------

COST OF GOODS SOLD
    Salaries & wages
    Less:  Salaries & wages
      capitalized in fixed assets
    Benefits
    Bad debt expense
    Cost of goods sold
    Decontamination & disposal
    Disposal costs-secondary wastes
    Financing costs
    Insurance
    Legal services
    Materials
    Office expense & supplies
    Other
    Outside services
    Professional services
    Rent-equipment
    Rent-office/buildings
    Supplies-processing
    Taxes
    Telephone
    Transportation
    Travel & entertainment
    Utilities

                                           -----------------------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                     0                0             0        0        0       0       0        0      0
                                           -----------------------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
    TAXES, OR EXTRAORDINARY EXPENSES         0                0             0        0        0       0       0        0      0
                                           -----------------------------------------------------------------------------------------

INTEREST EXPENSE                                           (515)
DEPRECIATION AND AMORTIZATION                           148,182       136,352
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                           -----------------------------------------------------------------------------------------

NET INCOME (LOSS)                            0         (147,667)     (136,352)       0        0       0       0        0      0
                                           =========================================================================================

                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6

Case Name:   M4 ENVIRONMENTAL, LP
Case Number: 97-21389-CJK

                                                            MONTH ENDED: 1/31/98
                                                            --------------------

                                                             TOTAL        TOTAL
                                     PRE        POST         MONTH        MONTH         MONTH       MONTH       MONTH        MONTH
                                  PETITION    PETITION       ENDED        ENDED         ENDED       ENDED       ENDED        ENDED
                                  12/1-12/2  12/3-12/31   12/31/1997    01/31/1998
                                 ---------------------------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                           (147,667)     (147,667)     (136,352)

Adjustments to Reconcile
  Net Earnings to
Net Cash Provided (Used)
  by Operating Activities:
    Depreciation & Amortization                148,182       148,182       136,352
    Decrease (Increase)
      -Accounts Receivable                           0             0             0
    Decrease (Increase)
      -Inventories                                   0             0             0
    Decrease (Increase)
      -Prepaid Expenses                              0             0             0
    Decrease (Increase)
      -Other Assets                                  0             0             0
    Increase (Decrease)
      -Pre Petition Liabilities                (62,075)      (62,075)      (63,759)
    Increase (Decrease)
      -Post Petition Liabilities                 8,295         8,295        63,759

                                   -------------------------------------------------------------------------------------------------
Net Cash Provided (Used)
  by Operating Activities            0         (53,265)      (53,265)            0       0           0           0            0
                                   -------------------------------------------------------------------------------------------------


Cash Flows Used in
  Investing Activities
    Capital Expenditures                             0             0             0
    Sale of Net Fixed Assets
                                   -------------------------------------------------------------------------------------------------
Net Cash Provided (Used) in
  Investing Activities               0               0             0             0       0           0           0            0
                                   -------------------------------------------------------------------------------------------------


Cash Flows From
  Financing Activities:
    Increase (Decrease)
      -Morgens Waterfall                             0             0             0
    Increase (Decrease)
      -Shareholder Valuations

    Purchase of Treasury
      Stock-Preferred Shares

                                   -------------------------------------------------------------------------------------------------
Net Cash Provided (Used)
  in Financing Activities            0               0             0             0       0           0           0            0
                                   -------------------------------------------------------------------------------------------------


NET INCREASE (DECREASE) IN
  CASH AND CASH EQUIVALENTS          0         (53,265)      (53,265)            0       0           0           0            0

Cash and Cash Equivalents
  at Beginning of Period                        53,265        53,265             0       0           0           0            0
                                   -------------------------------------------------------------------------------------------------


Cash and Cash Equivalents
  at End of Period                   0               0             0             0       0           0           0            0
                                   =================================================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   M4 ENVIRONMENTAL, LP
Case Number: 97-21389-CJK

                                                            MONTH ENDED: 1/31/98
                                                            --------------------


                                                                          PAGE 1

1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title of                                        Date             Wages Paid               Taxes Withheld
     Executive                                                Paid          Gross         Net          Due          Paid
     -------------------------                            --------------------------------------------------------------------
     NONE

                                                                        ------------------------------------------------------

     TOTAL EXECUTIVE PAYROLL                                                     0            0            0             0
                                                                        ======================================================


2.   INSURANCE

     Is Workers' Compensation and other insurance in effect?             Yes
                                                                     -----------
     Are payments current?                                               Yes
                                                                     -----------

     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                                           DATE
                                                                   COVERAGE       POLICY      EXPIRATION    PREMIUM      COVERAGE
TYPE                      CARRIER NAME                              AMOUNT        NUMBER         DATE        AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------



                          SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE
                          ---------------------------------------------




                                                                          PAGE 2


3.   BANK ACCOUNTS

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case Name:   M4 ENVIRONMENTAL, LP
Case Number: 97-21389-CJK


                                                                                                 M4 LP
                                                                                               OPERATING                    TOTAL
                                     -----------------------------------------------------------------------------------------------


Bank Name                                                                                      SUNTRUST

Account Number                                                                                0005618983


BEGINNING BOOK BALANCE                                                                            (8,294)                    (8,294)

PLUS:  Deposits-Collections of A/R
       Other Receipts
       Loan Advances

LESS:  Disbursements                                                                                                           0
       Payroll
       Returned Checks
       Loan Repayments

OTHER: Adjustments
       Transfers In (Out)

                                      ----------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                       0             0              0            0             (8,294)           0        (8,294)
                                      ==============================================================================================


4.   POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

     List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

     Payments To/On                                          Amount         Date        Check #
     -------------------------                            -----------------------------------------
     Professionals (attorneys,
     accountants, etc.):


                                                              NONE





                                                          --------------
                                                                      0
                                                          ==============

     PRE-PETITION DEBTS

                                                              NONE




                                                          --------------
     Total payments of pre-petition debts                             0
                                                          ==============

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                                        INSURANCE      COVERAGE      POLICY    EXPIRATION     PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS              TYPE                AGENT         AMOUNT       NUMBER       DATE         AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


     SEE ATTACHED








     I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


     Date: 2/25/98
          -----------------------------


                                           Molten Metal Technology, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Chief Executive Officer




                                           MMT of Tennessee, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President




                                           M4 Environmental, L.P..


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                M4 Environmental Managment, Inc.
                                                General Partner

                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President




                                           MMT Federal Holdings, Inc.


                                           By: /s/ F. Gordon Bitter
                                              ----------------------------------
                                                F. Gordon Bitter
                                                Vice President